EXHIBIT 10.25

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

AMENDMENT NO. 1 TO

MEMBRANE TESTING AGREEMENT

This Amendment No. 1 to Membrane Testing Agreement (“Amendment”) is effective this 17th day of May, 2004, by and between Hoku Scientific, Inc., a Hawaii corporation located at 2153 North King Street, Suite 300, Honolulu, Hawaii 96819 USA (“HOKU”), and Nissan Motor Co., Ltd. located at 2 Takara-cho, Kanagawa-ku, Yokohama, Kanagawa 220-8623 Japan (“NISSAN” and, together with HOKU, the “Parties”).

BACKGROUND & PURPOSE

HOKU and NISSAN are parties to that certain Membrane Testing Agreement dated as of March 19, 2004 (the “Agreement”).

NISSAN desires HOKU to perform additional testing of HOKU MEA at the HOKU Facility as set forth herein.

For good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the Parties agree as follows:

AGREEMENT

1. Definitions. All capitalized terms in this Amendment that are not otherwise defined herein shall be defined as set forth in the Agreement.

2. Completion of HOKU Testing. The Parties acknowledge and agree that each Party’s respective obligations set forth in Sections 2 and 3 of the Agreement have been substantially performed and satisfied as of the date of this Amendment.

3. Confidentiality. Without limiting the terms of the Confidentiality Agreement, the terms of this Amendment, the testing to be performed pursuant to this Amendment, and the results of any such testing, shall be deemed Confidential Information as defined in the Confidentiality Agreement.

4. Additional HOKU Testing. HOKU shall perform the additional tests of HOKU MEA that are described on Appendix A (“Additional HOKU Testing”). All Additional HOKU Testing shall be performed at the HOKU Facility.

4.1. HOKU Testing Results. Upon completion of the Additional HOKU Testing, HOKU shall provide NISSAN with a written summary of the results of the HOKU Testing (the “Additional Testing Report”). The Additional Testing Report shall be provided in hard copy and electronic formats. Such results shall be considered Confidential Information pursuant to the Confidentiality Agreement. NISSAN may ask questions regarding the Additional Testing Report for a period of 2 months following completion of the Additional HOKU Testing.

5. Costs. NISSAN agrees to subsidize the costs for HOKU to perform the Additional HOKU Testing in the amount of [ * ] (the “Additional Testing Cost”). HOKU shall deliver to NISSAN the Additional Testing Report immediately after the completion of the Additional HOKU Testing, and NISSAN shall, immediately upon receipt thereof, inspect the same to verify whether the Additional HOKU Testing is performed in accordance with the description in Appendix A. In the event that the Additional Testing Report proves that the Additional HOKU Testing is completed in accordance with the

HOKU Initials & Date	/s/ D.S. May 19, 2004	NISSAN Initials & Date	/s/ H.T. May 17, 2004

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

description in Appendix A, NISSAN shall notify HOKU in writing of the inspection clearance. HOKU, after receiving such inspection clearance, shall deliver to NISSAN an invoice and NISSAN shall, within [ * ] after receipt of such invoice from HOKU, pay HOKU for the Additional Testing Cost up to the amount specified in the invoice. [ * ] shall bear [ * ] costs and expenses incurred in connection with the Additional HOKU Testing, including but not limited to travel costs if applicable.

6. Survival of Agreement; Extension of Term. Except as otherwise set forth herein, the terms of the Agreement survive the execution of this Amendment; provided, however, that the term of the Agreement and this Amendment shall be extended until the earlier of (a) when HOKU delivers the Additional Testing Report and NISSAN pays any unpaid amount of the Testing Cost and the Additional Testing Cost; and (b) January 15th, 2005 (the expiration date of the Confidentiality Agreement), but may be further extended by mutual written agreement of the Parties. Sections 5 through 7, inclusive, of the Agreement are incorporated herein by reference. To the extent of any inconsistency between this Amendment and the Agreement, the terms of this Amendment shall be binding upon the Parties.

(Signature Page Immediately Follows)

HOKU Initials & Date	/s/ D.S. May 19, 2004	NISSAN Initials & Date	/s/ H.T. May 17, 2004

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

IN WITNESS WHEREOF, the Parties have executed this Amendment No. 1 to Membrane Testing Agreement as of the date first set forth above.

NISSAN: NISSAN MOTOR CO., LTD.		HOKU: HOKU SCIENTIFIC, INC.

By:.	/s/ Hideyuki Tamura	By:	/s/ Dustin M. Shindo
Name:	Hideyuki Tamura	Name:	Dustin M. Shindo
Title:	General Manager, Technology Research Laboratory No.2	Title: Hoku Scientific, Inc. Chairman & CEO
Nissan Motor Co., Ltd. Authorized Signatory		Authorized Signatory

SIGNATURE PAGE TO AMENDMENT NO. 1 TO MEMBRANE TESTING AGREEMENT

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

APPENDIX A

ADDITIONAL HOKU TESTING

[ * ]

Time Period:

Testing and work related to this agreement will take place a period of [ * ] after the effective date stated above.

HOKU Initials & Date	/s/ D.S. May 19, 2004	NISSAN Initials & Date	/s/ H.T. May 17, 2004

APPENDIX A-1